                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

Know all by these present,  that the  undersigned  party hereby  constitutes and appoints each of Gordon Chin, James Stewart,  and Karen Wright,  signing singly, such party's true and lawful attorney-in-fact to:

        (1) execute for and on behalf of such party,  all documents  relating to the reporting of beneficial ownership of securities required to be filed with the United States  Securities and Exchange  Commission  (the "SEC")
        pursuant to Section  13(d) or Section 16(a) of the  Securities  Exchange
        Act of 1934 and the rules  thereunder (the "Exchange  Act"),  including, without  limitation,  Schedule  13D and  Form 3,  Form 4 and  Form 5 and
        successive forms thereto;

        (2) do and perform any and all acts for and on behalf of such party that may  be  necessary  or  desirable  to  complete  and  execute  any  such documents, complete and execute any amendment or amendments thereto, and timely  file  such  documents  with  the  SEC and  any  stock  exchange, automated quotation system or similar authority; and

        (3) take any other action of any type  whatsoever in  furtherance of the foregoing  which,  in the  opinion of such  attorney-in-fact,  may be of benefit to, in the best interest of, or legally required by, such party, it being understood that the documents executed by such attorney-in-fact on behalf of such party  pursuant to this Power of Attorney  shall be in
        such  form  and  shall  contain  such  terms  and   conditions  as  such
        attorney-in-fact may approve in such attorney-in-fact's discretion.

Such party hereby grants to each such  attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever  requisite,  necessary, or proper to be done in the  exercise  of any of the rights  and  powers  herein granted, as fully to all intents and purposes as such party might or could do if personally  present,  with full  power of  substitution  or  revocation,  hereby
ratifying   and   confirming   all   that   such   attorney-in-fact,   or   such
attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of such party, are not assuming,  nor is
VIA   Pharmaceuticals,   Inc.  ("VIA")   assuming,   any  of  the  undersigned's
responsibilities to comply with the Exchange Act.

This Power of Attorney shall remain in full force and effect until such party is no longer required to file such documents with respect to such party's holdings of and transactions in securities issued by VIA, unless earlier revoked by such party in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of June, 2007.

                                        By:   /s/ Douglass B. Given
                                        ----------------------------------------
                                        Name: Douglass B. Given